UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 27, 2005
                               ------------------

                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-11165                                              43-1470322
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(Commission File Number)                      (IRS Employer Identification No.)

12 East Armour Boulevard
  Kansas City, Missouri                                        64111
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

     On December 27, 2005, Interstate Bakeries Corporation (the "Company") entered into the Fifth Amendment (the "Fifth Amendment") to the Revolving Credit Agreement (the "DIP Agreement") between the Company and certain of its subsidiaries (collectively, the "Borrowers") and JPMorgan Chase Bank, N.A. ("JPMCB") and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders") and JPMCB, as administrative agent and collateral agent for the Lenders. JPMCB or its affiliates may hold equity positions in the Company. A copy of the Fifth Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Pursuant to the Fifth Amendment, the Lenders and the Borrowers have amended the DIP Agreement to provide the Borrowers with the flexibility needed to continue to seek a resolution regarding the status of the American Bakers Association Retirement Plan (the "ABA Pension Plan") as either a multiple employer plan or an aggregate of single employer plans and the potential impact the ultimate status of the ABA Pension Plan could have on the Borrowers' financial operations. As such, the Fifth Amendment inserts into the DIP Agreement express references to the ABA Pension Plan and limited cushions which give the Borrowers a certain latitude with respect to the outcome of the inquiry into the proper status of the ABA Pension Plan.

The Fifth Amendment also amends and restates in its entirety Section 6.5 of the DIP Agreement, which provides that the Borrowers will not permit cumulative Consolidated EBITDA (as defined in the DIP Agreement) during a given monthly fiscal period to be less than certain specified fixed amounts. Additionally, the Fifth Amendment provides for a period of time that suspends the requirement that the Borrowers comply with the specific covenant levels in
Section 6.5 of the DIP Agreement, as amended. Commencing with the fiscal period ending December 10, 2005 and ending with the fiscal period ending June 3, 2006 (subject to certain early termination triggers more fully detailed in the Fifth Amendment), the Borrowers will not be required to comply with the covenant levels set forth in Section 6.5 of the DIP Agreement, as amended, regarding cumulative Consolidated EBITDA (as defined in the DIP Agreement) until such time as Net Total Usage (as defined in the Fifth Amendment) under the DIP Agreement exceeds $50.0 million. As of December 30, 2005, Net Total Usage under the DIP Agreement was approximately $21.8 million. Finally, the Fifth Amendment provides that the amendment and restatement of Section 6.5 of the DIP Agreement is retroactively effective as of November 12, 2005.

Item 9.01    Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.  Description

     10.1      Fifth Amendment, dated as of December 27, 2005, to the
               Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation Corporation ("Parent Borrower"), a Delaware corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent for the Lenders

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2005                INTERSTATE BAKERIES
                                       CORPORATION


                                       By:    /s/ Ronald B. Hutchison
                                            ------------------------------
                                              Ronald B. Hutchison
                                              Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.    Description

     10.1      Fifth Amendment, dated as of December 27, 2005, to the
               Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation ("Parent Borrower"), a Delaware corporation, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent for the Lenders